UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2008

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Youth Pioneer Park Tai’an Economic and Technological Development Zone Tai’an City, Shandong Province 271000 People’s Republic of China
(Address of principal executive offices)

(86-538) 856-0618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.

On August 15, 2008, ShengdaTech, Inc. (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2008. The press release is attached as Exhibit 99.1 this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01 Regulation FD Disclosure.

On August 18, 2007, the Company held an earnings conference in connection with its earnings for the quarter ended June 30, 2008. The earnings conference script is attached as Exhibit 99.2 to this report on Form 8-K.

The following correction clarifies the Company’s response to certain investors/analysts during the earnings conference call regarding the total estimated revenues of the Company’s coal-based chemical business for 2009 in light of the acquisition of Jinan Fertilizer.

Clarification: As previously disclosed, the Company expects that Jinan Fertilizer has the potential to generate total revenues of approximately three times of the revenue produced from its existing chemical business in 2007, or approximately U.S. $150 million, once it reaches targeted utilization levels.  The estimated revenues for the chemical business assume the full integration of the Company's existing chemical business at Shandong Bangsheng Chemical Co., Ltd. (“Bangsheng”) into Jinan Fertilizer.  Therefore, the U.S. $150 million revenue includes the revenues from Bangsheng, but not in addition to the revenues from Bangsheng.  The company is still completing the transition plan for its existing Bangsheng business to the new facility and at this time cannot yet accurately estimate the timing of when targeted utilization levels at Jinan Fertilizer will be achieved or the extent to which the existing Bangsheng business will be impacted in 2008 by the closure and transition of its operation into the new location. Further information will be released after we have completed our audit, the Business Case is fully developed, the acquisition is approved by the Board of Directors and the transition plan has been implemented.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of ShengdaTech, Inc., dated August 15, 2008.
99.2	Copy of the Earnings Conference Script, dated August 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.

Dated: August 21, 2008	By:	/s/ Xiangzhi Chen
Xiangzhi Chen
President and Chief Executive Officer